Exhibit 32



CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

     I, Lee Kasper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NuTECH DIGITAL, INC. on Form 10-QSB for the quarterly period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of NuTECH DIGITAL, INC.

                              NuTECH DIGITAL, INC.
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DATED: November 22, 2006      By: /s/ Lee Kasper
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                              Lee Kasper
                              Chief Executive Officer and
                              Chief Financial Officer